Tradr 2X Short Innovation Daily ETF

SCHEDULE OF INVESTMENTS

As of December 31, 2024 (Unaudited)

Value

Other Assets in Excess of Liabilities — 100.0%	$49,305,351
TOTAL NET ASSETS — 100.0%	$49,305,351

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Cowen	ARK Innovation ETF	Pay	2.08% (OBFR01* - 225bps)	At Maturity	5/2/2025	$(32,212,560)	$-	$(1,521,941)
Clear Street	ARK Innovation ETF	Pay	2.26% (OBFR01* - 207bps)	At Maturity	1/6/2026	(55,821,790)	-	(874,766)
Goldman Sachs	ARK Innovation ETF	Pay	-0.01% (SOFR** - 450bps)	At Maturity	5/7/2025	(13,472,117)	-	288,336
TOTAL EQUITY SWAP CONTRACTS								$(2,108,371)

*	OBFR01 - Overnight Bank Funding Rate, 4.33% as of December 31, 2024.
**	SOFR - Secured Overnight Financing Rate, 4.49% as of December 31, 2024.